UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2007

TORRENT ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-19949

(Commission File Number)

84-0503749

(IRS Employer Identification No.)

One SW Columbia Street., Ste 640, Portland OR 97258

(Address of principal executive offices and Zip Code)

425.774.9780

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 23, 2007, our company issued a news release announcing that material progress has been achieved over the last 45 days to bring our Coos Bay Coal Bed Methane natural gas project into commercial production. These milestones include: third party reservoir modeling which lends further credibility to internal field potential calculations, the completion of successful testing for a waster water disposal plan and completion of initial design work for the gathering system to serve the first five Westport wells.

Item 9.01	Financial Statements and Exhibits
99.1	News Release dated July 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRENT ENERGY CORPORATION

/s/ John Carlson

John Carlson,

CEO and Director

Date: July 26, 2007